     January 31, 2000 PROSPECTUS

as supplemented April 3, 2000

SUNAMERICA EQUITY FUNDS

      [SUNAMERICA LOGO APPEARS HERE]
      SunAmerica Blue Chip Growth Fund

      [SUNAMERICA LOGO APPEARS HERE]
      SunAmerica Growth Opportunities Fund

      SunAmerica New Century Fund
      [SUNAMERICA LOGO APPEARS HERE]

      SunAmerica Growth and Income Fund
      [SUNAMERICA LOGO APPEARS HERE]

      [SUNAMERICA LOGO APPEARS HERE]
      SunAmerica Balanced Assets Fund

      [SUNAMERICA LOGO APPEARS HERE]
      SunAmerica "Dogs" of Wall Street Fund


  The Securities and
  Exchange Commission has
  not approved or
  disapproved these
  securities or passed
  upon the adequacy of
  this prospectus. Any
  representation to the
  contrary is a criminal
  offense.

                                                        [LOGO OF SUN AMERICA
                                                            MUTUAL FUNDS]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS........................................    2

                    FINANCIAL HIGHLIGHTS...................................   11

                    SHAREHOLDER ACCOUNT INFORMATION........................   14

                    MORE INFORMATION ABOUT THE FUNDS.......................   22

                      Fund Investment Strategies...........................   22

                      Glossary.............................................   24

                       Investment Terminology..............................   24

                       Risk Terminology....................................   25

                    FUND MANAGEMENT........................................   26

                                                        [LOGO OF SUN AMERICA
                                                           MUTUAL FUNDS]

     Fund Highlights
--------------------------------------------------------------------------------
     Q&A

   Market
   capitalization
   represents the
   total market
   value of the
   outstanding
   securities of a
   corporation. For
   specific market
   capitalization
   ranges, see page
   24.

   When deemed
   appropriate by
   the Adviser, a
   fund may engage
   in active trading
   when it
   frequently trades
   its portfolio
   securities to
   achieve its
   investment goal.

   The "growth" ori-
   ented philosophy
   to which the Blue
   Chip Growth,
   Growth Opportuni-
   ties and New Cen-
   tury Funds sub-
   scribe and the
   Growth and Income
   Fund and Balanced
   Assets Fund
   partly sub-
   scribe--that of
   investing in se-
   curities believed
   to offer the po-
   tential for capi-
   tal apprecia-
   tion--focuses on
   securities which
   are considered:
   to have a histor-
   ical record of
   above-average
   growth rate; to
   have significant
   growth potential;
   to have above-av-
   erage earnings
   growth or value
   or the ability to
   sustain earnings
   growth; to offer
   proven or unusual
   products or serv-
   ices; or to oper-
   ate in industries
   experiencing in-
   creasing demand.

   The "value"
   oriented
   philosophy to
   which the "Dogs"
   of Wall Street
   Fund subscribes
   and the Growth
   and Income Fund
   partly
   subscribes--that
   of investing in
   securities
   believed to be
   undervalued in
   the market--
   reflects a
   contrarian
   approach, in that
   the potential for
   superior relative
   performance is
   believed to be
   highest when
   stocks of
   fundamentally
   solid companies
   are out of favor.
   The selection
   criteria is
   usually
   calculated to
   identify stocks
   of large, well
   known companies
   with solid
   financial
   strength and
   generous dividend
   yields that have
   low price-
   earnings ratios
   and have
   generally been
   overlooked by the
   market.

   Conservation of
   principal
   is a goal which
   aims to invest in
   a manner that
   tries to protect
   the value of your
   investment
   against market
   movements and
   other economic
   events.

   "High-quality"
   instruments
   have a very
   strong capacity
   to pay interest
   and repay
   principal.

The following questions and answers are designed to give you an overview of the Funds and to provide you information about their investment goals and principal strategies. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," which is on page 22, and the glossary that follows on page 24.

Q:What are the Funds' investment goals, strategies and techniques?
A:

                                         Principal
                             Investment  Investment     Principal Investment
            Fund                Goal      Strategy           Techniques

 Blue Chip Growth Fund      capital      growth     invests primarily by active
                            appreciation            trading in common stocks
                                                    that demonstrate the
                                                    potential for capital
                                                    appreciation, issued by
                                                    large-cap companies

 Growth Opportunities Fund  capital      growth     invests primarily by active
                            appreciation            trading in common stocks
                                                    that demonstrate the
                                                    potential for capital
                                                    appreciation, issued
                                                    generally by mid-cap
                                                    companies

 New Century Fund*          capital      growth     invests primarily in common
                            appreciation            stocks that demonstrate the
                                                    potential for capital
                                                    appreciation, without
                                                    regard to market
                                                    capitalization

 Growth and Income Fund     capital      growth and invests primarily by active
                            appreciation value      trading in common stocks,
                            and                     issued by companies of any
                            current                 size, that pay dividends,
                            income                  demonstrate the potential
                                                    for capital appreciation
                                                    and/or are believed to be
                                                    undervalued in the market

 Balanced Assets Fund       conservation asset      invests by active trading
                            of           allocation partly in common stocks
                            principal    and growth that demonstrate the
                            and                     potential for capital
                            capital                 appreciation issued by
                            appreciation            companies with market
                                                    capitalizations of over
                                                    $1.5 billion, and partly in
                                                    high-quality bonds

 "Dogs" of Wall Street Fund total return value      employ a "buy and hold"
                            (including              strategy with thirty high
                            capital                 dividend yielding common
                            appreciation            stocks selected annually
                            and current             from the Dow Jones
                            income)                 Industrial Average and the
                                                    broader market

  Additional Information About
  "Dogs" of Wall Street Fund Techniques
   The "Dogs" of Wall Street Fund annually selects thirty high dividend yield-ing common stocks, consisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and

         2  * Formerly named the Small Company Growth Fund

--------------------------------------------------------------------------------
   have received one of the two highest rankings from an independently pub-lished common stock ranking service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immediately after the "Dogs" of Wall Street Fund buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the "Dogs" of Wall Street Fund will invest 1/30 of its assets in each of the stocks that make up its port-folio. Thereafter, when an investor purchases shares of the "Dogs" of Wall Street Fund, the Adviser will invest the additional funds in the pre-se-lected stocks based on each stock's respective percentage of the fund's as-sets at the time.

   The "Dogs" of Wall Street Fund employs a "buy and hold strategy." This means that the stocks in the "Dogs" of Wall Street Fund's portfolio over the course of the year will not change, even if there are adverse develop-ments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and redemptions of Fund shares during the year and changes in the market value of the stocks held by the "Dogs" of Wall Street Fund, it is likely that the weighting of the stocks in the Fund's portfolio will fluctuate throughout the course of the year.

  Additional Information About the
  New Century Fund Techniques
   The New Century Fund will invest in companies believed to offer rapid growth opportunities and trends in "New Economy" sectors. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of the "New Economy" sectors include telecommunications, computer systems and software, internet, broadcasting, publishing, health care, pharmaceuticals, biotech-nology, electronics, defense and data storage. The New Century Fund may also invest in companies the manager believes will experience strong growth in traditional economic sectors, such as retail services, apparel and tex-tiles, leisure, banking, household products, and food, beverage and tobac-co. The relative size of the Fund's investments in "New Economy" sectors and traditional sectors will vary from time to time, and at times an above-named industry may not be represented in the Fund's holdings.

  Market Capitalization Ranges
   Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Funds' market capitaliza-tion ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.5 billion or less for the Small-Cap category; between $1.5 billion and $9.5 billion for the Mid-Cap category; and $9.5 billion or more for the Large-Cap category.

Q.What are the principal risks of investing in the Funds?
A: The following section describes the principal risks of each Fund, while the chart on page 22 describes various additional risks.

  Risks of Investing in Equity Securities
   The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income and "Dogs" of Wall Street Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests significantly in equity securi-ties. As with any equity fund, the value of your investment in any of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

     Fund Highlights
--------------------------------------------------------------------------------

  Additional Principal Risks
   Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corpora-tion. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

  Additional Risks Specific to the Growth Opportunities Fund and the New Century Fund
   Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. The Growth Opportunities Fund may be riskier than the Blue Chip Growth Fund, and the Small Company Growth Fund may be riskier than both the Growth Opportunities Fund and the Blue Chip Growth Fund. Additionally, the New Century Fund and the Growth Oppor-tunities Fund may at times significantly invest in technology companies. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggres-sive pricing of products and services, competition from new market en-trants, and obsolescence of existing technology. As a result, the Portfo-lio's returns may be considerably more volatile than a fund that does not invest in technology companies.

  Additional Risks Specific to the Balanced Assets Fund
   As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

   An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

  Additional Risks Specific to the "Dogs" of Wall Street Fund

   The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

   The Fund is organized as a "non-diversified" fund. As a non-diversified fund, it can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on its performance is greater.

Q:How have the Funds performed historically?
A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and comparing the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

--------------------------------------------------------------------------------

BLUE CHIP GROWTH FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 30.21% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -25.00%
                                            (quarter ended 09/30/90).

                                  [BAR CHART]

              '90        '91        '92       '93        '94
            -------    -------    -------   -------    -------
            -25.11%     29.84%      8.46%    19.39%     -4.76%


              '95        '96        '97       '98        '99
            -------    -------    -------   -------    -------
             31.04%      9.67%     30.25%    27.36%     43.86%

Average Annual Total Returns                                  Return Since Inception*
(as of
the calendar year ended       Past One Past Five Past Ten        S&P 500(R) Russell 1000(R)
December 31, 1999)              Year     Years    Years    Fund    Index         Index

Blue Chip Growth
 Fund**  Class A               36.39%   27.28%      N/A   20.52%   22.96%        22.28%

 Class B                       39.86%   27.80%    15.19%  14.81%   18.45%        18.11%

 Class II                        N/A       N/A      N/A   31.66%   17.71%        18.33%

S&P 500(R) Index***            21.04%    28.56%   18.21%
Russell 1000(R)
 Index****                     20.91%    28.04%   18.13%

   * Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class II: 02/02/99 ** Includes sales charges.
 *** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
     widely recognized, unmanaged index of common stock prices.
****The Russell 1000(R) Index Measures the performance of the 1,000 largest
 U.S. companies based on total market capitalization, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

GROWTH OPPORTUNITIES FUND  (Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 55.18% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -23.52%
                                            (quarter ended 09/30/90).

                                  [BAR CHART]

              '90        '91        '92       '93        '94
            -------    -------    -------   -------    -------
            -14.95%     42.61%     12.45%    10.8%      -4.79%


              '95        '96        '97       '98        '99
            -------    -------    -------   -------    -------
             35.05%     12.48%     13.68%    23.15%     89.03%

Average Annual Total Returns                                    Return Since Inception*
(as of the calendar year ended  Past One Past Five Past Ten        S&P 500(R) Russell Mid-Cap
December 31, 1999)                Year     Years    Years   Fund     Index         Index

Growth Opportunities
 Fund**   Class A                78.16%    30.53%   18.48%  17.79%   16.98%        17.00%

  Class B                        83.69%    30.97%     N/A   22.00%   22.96%        22.05%

  Class II                         N/A       N/A      N/A   67.81%   17.71%        51.88%

S&P 500(R) Index***              21.04%    28.56%   18.21%
Russell Mid-Cap(TM)
 Index****                       51.29%    28.02%   18.96%

   * Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II: 02/02/99 ** Includes sales charges.
 *** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
     widely recognized, unmanaged index of common stock prices.
****The Russell Mid-Cap(TM) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.7 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index has an approximate market capitalization of $10.3 billion.

     Fund Highlights
--------------------------------------------------------------------------------


NEW CENTURY FUND  (Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 60.23% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -30.80%
                                            (quarter ended 09/30/90).

                                  [BAR CHART]

              '90        '91        '92       '93        '94
            -------    -------    -------   -------    -------
            -26.99%     54.85%     20.12%    13.89%      4.73%


              '95        '96        '97       '98        '99
            -------    -------    -------   -------    -------
             50.16%     14.92%      3.34%    12.71%     84.57%

                                                                Return Since Inception*
Average Annual Total Returns    Past One Past Five Past Ten   Fund        Russell 2000    Nasdaq
(as of the calendar year ended    Year     Years    Years                 Growth Index   Composite
December 31, 1999)                                                                         Index
New Century
 Fund**  Class A                 73.95%    28.45%   18.93%        17.99%       11.48%      19.85%
  Class B                        79.45%    29.02%     N/A         22.38%       14.95%      30.72%
  Class II                       80.62%      N/A      N/A         47.20%       22.14%      61.59%
Russell 2000 Growth
 Index***                        43.09%    18.99%   13.51%
Nasdaq Composite
 Index****                       85.59%    40.17%   24.50%
*Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class II: 02/02/98
**Includes sales charges.
***The Russell 2000(TM) Growth Index measures the performance of those Russell
 2000 companies with higher price-to-book ratios and higher forecasted growth values.
****The Nasdaq Composite Index is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq
 Stock Market.

GROWTH AND INCOME FUND  (Class B)

                                            During the 5-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 23.48% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -11.06%
                                            (quarter ended 09/30/98).

                                  [BAR CHART]

              '95        '96        '97       '98        '99
            -------    -------    -------   -------    -------
             33.94%     26.33%     29.3%     22.63%     32.48%

                                                            Return Since Inception*
Average Annual Total Returns    Past One Past Five Past Ten   Fund          S&P500(R)
(as of the calendar year ended    Year     Years    Years                     Index
December 31, 1999)
Growth and Income
 Fund**  Class A                 25.62%    28.04%     N/A         25.63%       26.74%
  Class B                        28.48%    28.72%     N/A         26.30%       26.74%
  Class II                       30.11%      N/A      N/A         26.71%       25.19%
S&P 500(R) Index***              21.04%    28.56%   18.21%

*Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class II: 02/02/98 **Includes sales charges.
***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

--------------------------------------------------------------------------------

BALANCED ASSETS FUND  (Class B)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 15.40% (quarter
                                            ended 12/31/99) and the lowest
                                            return for a quarter was -13.61%
                                            (quarter ended 09/30/90).

                                  [BAR CHART]

              '90        '91        '92       '93        '94
            -------    -------    -------   -------    -------
             -2.34%     27.48%      5.45%    14.17%     -2.57%


              '95        '96        '97       '98        '99
            -------    -------    -------   -------    -------
             26.95%      8.3%      23.37%    22.59%     20.93%

                                                                    Return Since Inception*
Average Annual Total Returns                                                  Lehman Brothers
(as of the calendar year ended  Past One Past Five Past Ten Fund   S&P 500(R) Aggregate Bond
December 31, 1999)                Year     Years    Years            Index         Index
Balanced Assets Fund**
 Class A                         14.68%    19.57%     N/A   15.27%   22.96%         5.65%
  Class B                        16.93%    20.06%   13.89%  13.69%   18.44%         9.10%
  Class II                         N/A       N/A      N/A   13.94%   17.71%        -1.66%
S&P 500(R) Index***              21.04%    28.56%   18.21%
Lehman Brothers                  -0.82%     7.73%    7.70%
 Aggregate Bond
 Index****

* Inception Date: Class A: 9/24/93; Class B: 1/29/85; Class II 02/02/99
** Includes sales charges.
*** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
    widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index is composed of the Lehman
     Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. At December 31, 1996, 5727 issues were included in the Aggregate Bond Index, representing approximately $4.7 trillion in market value, distributed as follows: 52% governments, 18.0% corporates and 30% mortgage backed securities.

"DOGS" OF WALL STREET  (Class A)
                                            During the 1-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 6.72% (quarter
                                            ended 6/30/99) and the lowest
                                            return for a quarter was -7.61%
                                            (quarter ended 3/31/99).

                                  [BAR CHART]

                                      '99
                                    -------
                                     -7.43%

Average Annual Total                                 Return Since Inception*
Returns
(as of the calendar
year ended             Past One Past Five Past Ten  Fund  S&P 500 Russell 1000
December 31, 1999)       Year     Years     Year          Index    Value Index
"Dogs" of Wall Street
Fund**  Class A        -12.75%     N/A      N/A    -8.39% 22.22%     7.44%
 Class B               -11.99%     N/A      N/A    -8.10% 22.22%     7.44%
 Class II               -9.91%     N/A      N/A    -6.71% 22.22%     7.44%
***S&P 500(R) Index     21.04%   28.56%    18.21%
***Russell 1000 Value
 Index                   7.35%   23.07%    15.60%

* Inception Date: Class A: 06/08/98; Class B: 06/08/98; Class II: 06/08/98
** Includes sales charges.
*** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
    widely recognized, unmanaged index of common stock prices.
**** The Russell 1000(R) Value Index measures the performance of those Russell
     1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                        Growth
                                         Blue Chip                  Opportunities
                                        Growth Fund                      Fund
                                        -----------                 -------------
                                  Class A Class B Class II     Class A Class B Class II
                                  ------- ------- --------     ------- ------- --------
               Shareholder Fees
                (fees paid
                directly from
                your investment)
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Purchases (as a
                 percentage of
                 offering
                 price)(/1/)       5.75%    None    1.00%       5.75%    None    1.00%
                Maximum Deferred
                 Sales Charge
                 (Load) (as a
                 percentage of
                 amount
                 redeemed)(/2/)     None   4.00%    1.00%        None   4.00%    1.00%
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Reinvested
                 Dividends          None    None     None        None    None     None
                Redemption
                 Fee(/3/)           None    None     None        None    None     None
                Exchange Fee        None    None     None        None    None     None
               Maximum Account
                Fee                 None    None     None        None    None     None
               Annual Fund
                Operating
                Expenses
                (expenses that
                are deducted
                from Fund
                assets)
               Management Fees     0.75%   0.75%    0.75%       0.75%   0.75%    0.75%
                Distribution
                 [and/or
                 Service] (12b-
                 1) Fees(/4/)      0.35%   1.00%    1.00%       0.35%   1.00%    1.00%
                Other Expenses     0.39%   0.40%    9.16%       0.47%   0.57%   10.54%
               Total Annual Fund
                Operating
                Expenses Before
                Expense
                Reimbursement      1.49%   2.15%   10.91%       1.57%   2.32%   12.29%
               Expense
                Reimbursement        --      --     8.74%         --      --     9.94%
               Net Expenses        1.49%   2.15%    2.17%(/5/)  1.57%   2.32%    2.35%(/5/)

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of pur-chase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 14 and 15 for more information about the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------


      New Century                    Growth and                    Balanced                  "Dogs" of Wall
          Fund                      Income Fund                  Assets Fund                  Street Fund
      -----------                   -----------                  -----------                 --------------
Class A  Class B Class II     Class A Class B Class II     Class A Class B Class II     Class A     Class B     Class II
-------  ------- --------     ------- ------- --------     ------- ------- --------     -------     -------     --------
 5.75%     None   1.00%        5.75%    None   1.00%        5.75%    None   1.00%        5.75%        None       1.00%
  None    4.00%   1.00%         None   4.00%   1.00%         None   4.00%   1.00%         None       4.00%       1.00%
  None     None    None         None    None    None         None    None    None         None        None        None
  None     None    None         None    None    None         None    None    None         None        None        None
  None     None    None         None    None    None         None    None    None         None        None        None
  None     None    None         None    None    None         None    None    None         None        None        None
 0.75%    0.75%   0.75%        0.75%   0.75%   0.75%        0.75%   0.75%   0.75%        0.35%       0.35%       0.35%
 0.35%    1.00%   1.00%        0.35%   1.00%   1.00%        0.35%   1.00%   1.00%        0.35%       1.00%       1.00%
 0.38%    0.37%   2.88%        0.38%   0.36%   0.84%        0.35%   0.31%   1.71%        0.48%       0.47%       0.44%
 1.48%    2.12%   4.63%        1.48%   2.11%   2.59%        1.45%   2.06%   3.46%        1.18%       1.82%       1.79%
   --       --    2.48%          --      --    0.44%          --      --    1.41%        0.23%       0.22%       0.19%
 1.48%    2.12%   2.15%(/5/)   1.48%   2.11%   2.15%(/5/)   1.45%   2.06%   2.05%(/5/)   0.95%(/5/)  1.60%(/5/)  1.60%(/5/)

(5) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica may not increase such ra-tios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will con-tinue indefinitely, subject to termination by the Trustees, including a ma-jority of the Independent Trustees.

     Fund Highlights
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                 1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares)...............................  $718  $1,019  $1,341   $2,252
 (Class B shares)*..............................   618     973   1,354    2,237
 (Class II shares)..............................   418     772   1,253    2,578
Growth Opportunities Fund
 (Class A shares)...............................   726   1,042   1,381    2,335
 (Class B shares)*..............................   635   1,024   1,440    2,381
 (Class II shares)..............................   436     826   1,343    2,759
New Century Fund
 (Class A shares)...............................   716   1,016   1,336    2,242
 (Class B shares)*..............................   615     964   1,339    2,213
 (Class II shares)..............................   416     766   1,243    2,558
Growth and Income Fund
 (Class A shares)...............................   716   1,016   1,336    2,242
 (Class B shares)*..............................   614     961   1,334    2,206
 (Class II shares)..............................   416     766   1,243    2,558
Balanced Assets Fund
 (Class A shares)...............................   714   1,007   1,322    2,210
 (Class B shares)*..............................   609     946   1,308    2,161
 (Class II shares)..............................   406     736   1,192    2,455
"Dogs" of Wall Street Fund
 (Class A shares)...............................   666     860   1,070    1,674
 (Class B shares)*..............................   563     805   1,071    1,645
 (Class II shares)..............................   361     600     962    1,981
If you did not redeem your shares:
                                                 1 Year 3 Years 5 Years 10 Years
Blue Chip Growth Fund
 (Class A shares)...............................  $718  $1,019  $1,341   $2,252
 (Class B shares)*..............................   218     673   1,154    2,237
 (Class II shares)..............................   318     772   1,253    2,578
Growth Opportunities Fund
 (Class A shares)...............................   726   1,042   1,381    2,335
 (Class B shares)*..............................   235     724   1,240    2,381
 (Class II shares)..............................   336     826   1,343    2,759
New Century Fund
 (Class A shares)...............................   716   1,016   1,336    2,242
 (Class B shares)*..............................   215     664   1,139    2,213
 (Class II shares)..............................   316     766   1,243    2,558
Growth and Income Fund
 (Class A shares)...............................   716   1,016   1,336    2,242
 (Class B shares)*..............................   214     661   1,134    2,206
 (Class II shares)..............................   316     766   1,243    2,558
Balanced Assets Fund
 (Class A shares)...............................   714   1,007   1,322    2,210
 (Class B shares)*..............................   209     646   1,108    2,161
 (Class II shares)..............................   306     736   1,192    2,455
"Dogs" of Wall Street Fund
 (Class A shares)...............................   666     860   1,070    1,674
 (Class B shares)*..............................   163     505     871    1,645
 (Class II shares)..............................   261     600     962    1,981

* Class B shares generally convert to Class A shares approximately seven years after purchase as described in the section entitled "Shareholder Account Information" on page 14. Therefore, expense information for years 8, 9 and 10 is the same for both Class A and B shares.

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table repre-sent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is avail-able upon request.

BLUE CHIP GROWTH FUND

                                        Net gain
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of   Total         period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ------      ----------
                                                                               Class A
                                                                               -------
9/30/95.........  $15.42     $ 0.02       $2.99      $3.01      $ --    $(1.09)  $(1.09)   $17.34   21.29%       $42,407
9/30/96.........   17.34      (0.03)       2.22       2.19        --     (1.91)   (1.91)    17.62   13.88         51,993
9/30/97.........   17.62      (0.02)       5.05       5.03        --     (2.43)   (2.43)    20.22   32.96         67,812
9/30/98.........   20.22      (0.04)       0.91       0.87        --     (2.48)   (2.48)    18.61    5.09         72,536
9/30/99.........   18.61      (0.05)       6.53       6.48        --     (1.47)   (1.47)    23.62   36.29        103,841
                                                                               Class B
                                                                               -------
9/30/95.........  $15.34     $(0.01)      $2.89      $2.88      $ --    $(1.09)  $(1.09)   $17.13   20.51%       $39,533
9/30/96.........   17.13      (0.14)       2.19       2.05        --     (1.91)   (1.91)    17.27   13.17         36,199
9/30/97.........   17.27      (0.13)       4.90       4.77        --     (2.43)   (2.43)    19.61   32.02         37,633
9/30/98.........   19.61      (0.16)       0.87       0.71        --      2.48)   (2.48)    17.84    4.36         36,106
9/30/99.........   17.84      (0.19)       6.25       6.06        --     (1.47)   (1.47)    22.43   35.45         49,015
                                                                               Class II
                                                                               --------
2/02/99-
 9/30/99(/3/)...  $21.79     $(0.13)      $0.77      $0.64      $ --    $   --   $   --    $22.43    2.94%       $   785
                                Ratio of net
                  Ratio of       investment
                  expenses         income
Period           to average      to average       Portfolio
Ended            net assets      net assets       turnover
------           -------------- ----------------- ---------
9/30/95.........    1.58%(/5/)      0.11%(/5/)       251%
9/30/96.........    1.57            0.18             269
9/30/97.........    1.54           (0.11)            211
9/30/98.........    1.52           (0.20)             90
9/30/99.........    1.49           (0.22)             71
9/30/95.........    2.22%          (0.09)%           251%
9/30/96.........    2.23           (0.83)            269
9/30/97.........    2.22           (0.77)            211
9/30/98.........    2.17           (0.86)             90
9/30/99.........    2.15           (0.89)             71
2/02/99-
 9/30/99(/3/)...    2.17%(4)(5)    (0.95)%(4)(5)      71%

----
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                   9/30/95 9/30/99
                                                   ------- -------
     Blue Chip Growth Class A.....................  0.11%     --
     Blue Chip Growth Class II....................    --    8.74%

--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/95.........  $13.78     $(0.08)      $4.14      $4.06     $(0.04)  $   --   $(0.04)   $17.80      29.51%    $37,714
9/30/96.........   17.80      (0.12)       2.21       2.09         --    (2.11)   (2.11)    17.78      12.92      41,904
9/30/97.........   17.78      (0.15)       3.83       3.68         --    (0.80)   (0.80)    20.66      21.54      46,051
9/30/98.........   20.66      (0.13)      (0.78)     (0.91)        --    (3.53)   (3.53)    16.22      (4.20)     38,437
9/30/99.........   16.22      (0.19)       8.26       8.07         --    (1.17)   (1.17)    23.12      52.42      57,880
                                                                                  Class B
                                                                                  -------
9/30/95.........  $13.70     $(0.18)      $4.08      $3.90     $(0.02)  $   --   $(0.02)   $17.58     $28.55%    $ 9,544
9/30/96.........   17.58      (0.24)       2.18       1.94         --    (2.11)   (2.11)    17.41      12.16      13,784
9/30/97.........   17.41      (0.28)       3.73       3.45         --    (0.80)   (0.80)    20.06      20.65      13,779
9/30/98.........   20.06      (0.25)      (0.76)     (1.01)        --    (3.53)   (3.53)    15.52      (4.93)     10,027
9/30/99.........   15.52      (0.32)       7.85       7.53         --    (1.17)   (1.17)    21.88      51.24      16,529
                                                                                 Class II
                                                                                 --------
2/02/99-
 9/30/99(/4/)...  $19.86     $(0.21)      $2.23      $2.02     $   --   $   --   $   --    $21.88      10.17%    $ 1,089
                                Ratio of net
                                 investment
                  Ratio of         income
                  expenses         (loss)
Period           to average      to average       Portfolio
Ended            net assets      net assets       turnover
------           -------------- ----------------- ---------
9/30/95.........    1.66%          (0.51)%           392%
9/30/96.........    1.62           (0.69)            307
9/30/97.........    1.64           (0.84)            332
9/30/98.........    1.62           (0.75)            377
9/30/99.........    1.57           (0.93)            220
9/30/95.........    2.31%(/5/)     (0.17)%(/5/)      392%
9/30/96.........    2.32           (1.43)            307
9/30/97.........    2.35           (1.56)            332
9/30/98.........    2.33           (1.45)            377
9/30/99.........    2.32           (1.67)            220
2/02/99-
 9/30/99(/4/)...    2.35%(3)(5)    (1.74)%(3)(5)     220%

----
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                                                   9/30/95 9/30/99
                                                   ------- -------
     Growth Opportunities Class B.................  0.17%     --
     Growth Opportunities Class II................    --    9.94%

     Financial Highlights
--------------------------------------------------------------------------------

NEW CENTURY FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/95.........  $16.82     $(0.04)     $ 8.28      $ 8.24     $ --    $(0.41)  $(0.41)   $24.65      50.00%    $ 89,510
9/30/96.........   24.65      (0.16)       4.29        4.13       --     (4.53)   (4.53)    24.25      19.35      158.567
9/30/97.........   24.25      (0.30)       5.18        4.88       --     (0.86)   (0.86)    28.27      20.84      185,241
9/30/98.........   28.27      (0.18)      (6.59)      (6.77)      --     (2.40)   (2.40)    19.10     (25.00)     105,243
9/30/99.........   19.10      (0.21)       9.89        9.68       --     (1.40)   (1.40)    27.38      53.00      148,376
                                                                                  Class B
                                                                                  -------
9/30/95.........  $16.70     $(0.16)     $ 8.19      $ 8.03     $ --    $(0.41)  $(0.41)   $24.32      49.08%    $ 63,313
9/30/96.........   24.32      (0.29)       4.20        3.91       --     (4.53)   (4.53)    23.70      18.60      107,839
9/30/97.........   23.70      (0.44)       5.03        4.59       --     (0.86)   (0.86)    27.43      20.08      124,450
9/30/98.........   27.43      (0.33)      (6.36)      (6.69)      --     (2.40)   (2.40)    18.34     (25.52)      61,398
9/30/99.........   18.34      (0.35)       9.48        9.13       --     (1.40)   (1.40)    26.07      52.15       77,331
                                                                                  Class II
                                                                                 ---------
2/02/98-
 9/30/98(/3/)...  $21.11     $(0.19)     $(2.58)     $(2.77)    $ --    $   --   $   --    $18.34     (13.12)%   $    168
9/30/99.........   18.34      (0.40)       9.51        9.11       --     (1.40)   (1.40)    26.05      52.04        2,599
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average           Portfolio
Ended            net assets          net assets           turnover
------           ------------------ --------------------- ---------
9/30/95.........    1.57%              (0.22)%               351%
9/30/96.........    1.53               (0.68)                240
9/30/97.........    1.72               (1.27)                343
9/30/98.........    1.50               (0.79)                292
9/30/99.........    1.48               (0.82)                177
9/30/95.........    2.22%              (0.84)%               351%
9/30/96.........    2.16               (1.30)                240
9/30/97.........    2.34               (1.89)                343
9/30/98.........    2.14               (1.44)                292
9/30/99.........    2.12               (1.46)                177
2/02/98-
 9/30/98(/3/)...    2.15%(/4/)(/5/)    (1.35)%(/4/)(/5/)     292%
9/30/99.........    2.15 (/5/)         (1.60)(/5/)           177

----
  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of sales of respective class of shares
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net as-sets):

                                                      9/30/98 9/30/99
                                                      ------- -------
     New Century Class II............................ 13.58%   2.48%

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

                                           Net
                                       gain (loss)
                               Net     on invest-    Total    Dividends Distri-
                 Net Asset   invest-   ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,      ment      realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning   income        and        ment      ment    capital  distri-   end of      Total      period
Ended            of period (loss)(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/95.........  $ 7.44     $ 0.32      $ 1.08      $ 1.40    $(0.30)  $(0.15)  $(0.45)   $ 8.39      19.53%    $ 3,532
9/30/96.........    8.39       0.14        2.50        2.64     (0.17)   (0.39)   (0.56)    10.47      32.59      21,099
9/30/97.........   10.47       0.05        3.40        3.45     (0.03)   (0.44)   (0.47)    13.45      34.18      47,219
9/30/98.........   13.45       0.02        0.68        0.70       --     (1.35)   (1.35)    12.80       5.53      57,129
9/30/99.........   12.80      (0.02)       3.92        3.90       --     (0.47)   (0.47)    16.23      30.99      86,524
                                                                                  Class B
                                                                                  -------
9/30/95.........  $ 7.44     $ 0.35      $ 1.03      $ 1.38    $(0.28)  $(0.15)  $(0.43)   $ 8.39      19.19%    $ 2,538
9/30/96.........    8.39       0.08        2.50        2.58     (0.13)   (0.39)   (0.52)    10.45      31.75      13,903
9/30/97.........   10.45      (0.03)       3.39        3.36     (0.01)   (0.44)   (0.45)    13.36      33.30      55,530
9/30/98.........   13.36      (0.07)       0.68        0.61       --     (1.35)   (1.35)    12.62       4.84      79,004
9/30/99.........   12.62      (0.12)       3.87        3.75       --     (0.47)   (0.47)    15.90      30.23     121,709
                                                                                  Class II
                                                                                 ---------
2/02/98-
 9/30/98(/3/)...  $12.78     $(0.04)     $(0.13)     $(0.17)   $  --    $  --    $  --     $12.61      (1.33)%   $   963
9/30/99.........   12.61      (0.12)       3.87        3.75       --     (0.47)   (0.47)    15.89      30.25      11,135
                                  Ratio of net
                                   investment
                  Ratio of           income
                  expenses           (loss)
Period           to average        to average           Portfolio
Ended            net assets        net assets           turnover
------           ---------------- --------------------- ---------
9/30/95......... 0.46%(/5/)           4.16%(/5/)           230%
9/30/96......... 0.96(/5/)            1.52(/5/)            161
9/30/97......... 1.38(/5/)            0.45(/5/)            200
9/30/98......... 1.50                 0.12                 150
9/30/99......... 1.48                (0.13)                 63
9/30/95......... 0.30%(/5/)           4.48%(/5/)           230%
9/30/96......... 1.58(/5/)            0.73(/5/)            161
9/30/97......... 2.05(/5/)           (0.27)(/5/)           200
9/30/98......... 2.13                (0.52)                150
9/30/99......... 2.11                (0.76)                 63
2/02/98-
 9/30/98(/3/)... 2.15%(/4/)(/5/)     (0.57)%(/4/)(/5/)     150%
9/30/99......... 2.15(/5/)           (0.80)(/5/)            63

----
  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of sale of respective class of shares
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net as-sets):

                                        9/30/95 9/30/96 9/30/97 9/30/98 9/30/99
                                        ------- ------- ------- ------- -------
     Growth and Income Class A.........  2.96%   1.01%   0.22%     --      --
     Growth and Income Class B.........  5.07%   1.14%   0.21%     --      --
     Growth and Income Class II........    --      --      --    6.99%   0.44%

     Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED ASSETS FUND

                                           Net
                                       gain (loss)
                                       on invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions           Net Asset             Net Assets
                  Value,     invest-    realized    invest-    invest-   from     Total    Value,                 end of
Period           beginning    ment         and        ment      ment    capital  distri-   end of      Total      period
Ended            of period income(/1/) unrealized) operations  income    gains   butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
9/30/95.........  $14.62      $0.32       $2.51      $2.83     $(0.45)  $(0.58)  $(1.03)   $16.42      20.68%    $119,916
9/30/96.........   16.42       0.27        1.39       1.66      (0.28)   (0.99)   (1.27)    16.81      10.65      147,035
9/30/97.........   16.81       0.31        3.43       3.74      (0.31)   (1.75)   (2.06)    18.49      24.81      169,201
9/30/98.........   18.49       0.29        1.29       1.58      (0.30)   (1.74)   (2.04)    18.03       9.32      189,668
9/30/99.........   18.03       0.25        3.57       3.82      (0.26)   (1.47)   (1.73)    20.12      22.11      256,467
                                                                                  Class B
                                                                                  -------
9/30/95.........  $14.62      $0.23       $2.51      $2.74     $(0.36)  $(0.58)  $(0.94)   $16.42      19.96%    $162,115
9/30/96.........   16.42       0.17        1.38       1.55      (0.18)   (0.99)   (1.17)    16.80       9.93      171,197
9/30/97.........   16.80       0.21        3.43       3.64      (0.21)   (1.75)   (1.96)    18.48      24.09      173,435
9/30/98.........   18.48       0.18        1.28       1.46      (0.19)   (1.74)   (1.93)    18.01       8.62      165,926
9/30/99.........   18.01       0.13        3.57       3.70      (0.15)   (1.47)   (1.62)    20.09      21.38      177,577
                                                                                 Class II
                                                                                 --------
2/02/99-
 9/30/99(/3/)...  $20.00      $0.08       $0.11      $0.19     $(0.08)  $  --    $(0.08)   $20.11       0.95%    $  8,851
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
9/30/95.........    1.50%               2.13%              130%
9/30/96.........    1.52                1.63               187
9/30/97.........    1.50                1.86               149
9/30/98.........    1.46                1.59                80
9/30/99.........    1.45                1.26               123
9/30/95.........    2.12%               1.59%              130%
9/30/96.........    2.12                1.03               187
9/30/97.........    2.11                1.26               149
9/30/98.........    2.08                0.97                80
9/30/99.........    2.06                0.64               123
2/02/99-
 9/30/99(/3/)...    2.05%(/4/)(/5/)     0.71%(/4/)(/5/)    123%

------
  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of sale of respective class of shares
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net as-sets):

                                                                    9/30/99
                                                                    -------
      Balanced Assets Class II.....................................  1.41%

"DOGS" OF WALL STREET FUND

                                           Net
                                       gain (loss)
                                       on invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions         Net Asset             Net Assets
                  Value,     invest-    realized    invest-    invest-   from    Total   Value,                 end of
Period           beginning    ment         and        ment      ment    capital distri-  end of      Total      period
Ended            of period income(/1/) unrealized) operations  income    gains  butions  period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- ------- ------- --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.07      $(1.51)     $(1.44)    $  --     $--    $  --   $11.06     (11.52)%   $16,672
9/30/99.........   11.06       0.21        0.73        0.94     (0.13)     --    (0.13)   11.87      8.47       26,403
                                                                                  Class B
                                                                                  -------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.04      $(1.51)     $(1.47)    $  --     $--    $  --   $11.03     (11.76)%   $19,734
9/30/99.........   11.03       0.14        0.72        0.86     (0.08)     --    (0.08)   11.81      7.82       55,526
                                                                                 Class II
                                                                                 --------
6/08/98-
 9/30/98(/3/)...  $12.50      $0.04      $(1.51)     $(1.47)    $  --     $--    $  --   $11.03     (11.76)%   $20,108
9/30/99.........   11.03       0.14        0.72        0.86     (0.08)     --    (0.08)   11.81      7.82       94,065
                                    Ratio of net
                                     investment
                  Ratio of             income
                  expenses             (loss)
Period           to average          to average         Portfolio
Ended            net assets          net assets         turnover
------           ------------------ ------------------- ---------
6/08/98-
 9/30/98(/3/)...    0.95%(/4/)(/5/)     1.78%(/4/)(/5/)      0%
9/30/99.........    0.95(/5/)           1.69(/5/)           35
6/08/98-
 9/30/98(/3/)...    1.60%(/4/)(/5/)     1.39%(/4/)(/5/)      0%
9/30/99.........    1.60(/5/)           1.08(/5/)           35
6/08/98-
 9/30/98(/3/)...    1.60%(/4/)(/5/)     1.45%(/4/)(/5/)      0%
9/30/99.........    1.60(/5/)           1.11(/5/)           35

----
  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of sale of respective class of shares
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net as-sets):

                                                           9/30/98 9/30/99
                                                           ------- -------
      "Dogs" of Wall Street Class A.......................  0.43%   0.23%
      "Dogs" of Wall Street Class B.......................  0.58%   0.22%
      "Dogs" of Wall Street Class II......................  0.50%   0.19%

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

Each Fund offers three classes of shares through this prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

      Class A               Class B               Class II
 Front-end sales       No front-end           Front-end sales
 charges, as           sales charge; all      charge, as
 described below.      your money goes        described below.
 There are several     to work for you
 ways to reduce        right away.            Higher annual
 these charges,        Higher annual          expenses than
 also described        expenses than          Class A shares.
 below.                Class A shares.
 Lower annual
 expenses than
 Class B or Class      Deferred sales         Deferred sales
 II shares.            charge on shares       charge on shares
                       you sell within        you sell within
                       six years of           eighteen months
                       purchase, as           of purchase, as
                       described below.       described below.
                                              No conversion to
                       Automatic              Class A.
                       conversion to
                       Class A shares
                       approximately one
                       year after such
                       time that no CDSC
                       would be payable
                       upon redemption,
                       as described
                       below, thus
                       reducing future
                       annual expenses.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

                                                                   Concession to
                                                   Sales Charge       Dealers
                                                 -------------------------------
                                                   % of   % of Net     % of
                                                 Offering  Amount    Offering
Your Investment                                   Price   Invested     Price
                                                 -------------------------------
Less than $50,000...............................  5.75%    6.10%       5.00%

$50,000 but less than $100,000..................  4.75%    4.99%       4.00%

$100,000 but less than $250,000.................  3.75%    3.90%       3.00%

$250,000 but less than $500,000.................  3.00%    3.09%       2.25%

$500,000 but less than $1,000,000...............  2.10%    2.15%       1.35%

$1,000,000 or more..............................   None     None       1.00%

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                                                          CDSC on shares being
    Years after purchase                                  sold
    1st or 2nd year                                       4.00%
    3rd or 4th year                                       3.00%
    5th year                                              2.00%
    6th year                                              1.00%
    7th year and thereafter                               None

Class II. Sales Charges are as follows:

                                                                                   Concession to
                    Sales Charge                                                      Dealers
         ---------------------------------------------------------------------------------------
           % of                       % of Net                                         % of
         Offering                      Amount                                        Offering
          Price                       Invested                                         Price
         ---------------------------------------------------------------------------------------
         1.00%                         1.01%                                           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS AND WAIVERS
Waivers for Certain Investors. Various individuals and institutions may pur-chase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also ap-ply to front-end sales charges of Class II shares)
  . participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information
  . Fund Trustees and other individuals, and their families, who are affili-ated with the Funds or any Fund distributed by SunAmerica Capital Servic-es, Inc.
  . selling brokers and their employees and sales representatives and their families
  . participants in "Net Asset Value Transfer Program"
We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:

  . within one year of the shareholder's death or becoming disabled
  . taxable distributions or loans to participants made by qualified retire-ment plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary
  . Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc. . to make payments through the Systematic Withdrawal Plan (subject to cer-
    tain conditions)
  . participants in "Net Asset Value Transfer Program"

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Addi-tional Information.
To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.
Reinstatement privilege. If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds of the sale in the same share class of the same Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be regis-tered in the same name(s).

DISTRIBUTION AND SERVICE (12b-1) FEES

Each class of shares of each Fund has its own 12b-1 plan that provides for dis-tribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

                                                                                     Account
                                                                                   Maintenance
                                                                                       and
       Class                    Distribution Fee                                   Service Fee
        A                            0.10%                                            0.25%
        B                            0.75%                                            0.25%
        II                           0.75%                                            0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT
1. Read this prospectus carefully.
2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:
  .non-retirement account: $500
  .retirement account: $250
  .dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Funds are as follows:

  .non-retirement account: $100

  .retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully follow-ing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, ex-tension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can ini-tiate any purchase, exchange or sale of shares through your broker or finan-cial advisor.

     Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES

Opening an account                Adding to an account

By check
 ................................................................................

   Make out a check for the           Make out a check for the
   investment amount, payable         investment amount payable
   to the specific Fund or            to the specific Fund or
   SunAmerica Funds.                  SunAmerica Funds.
                                      Include the stub from your
                                      Fund statement or a note
   Deliver the check and your         specifying the Fund name,
   completed Account                  your share class, your
   Application (and                   account number and the
   Supplemental Account               name(s) in which the
   Application, if                    account is registered.
   applicable) to your broker
   or financial advisor, or
   mail them to:
                                      Indicate the Fund and
                                      account number in the memo
                                      section of your check.

    SunAmerica Fund Services, Inc.
    Mutual Fund Operations, 3rd Floor Deliver the check and your
    The SunAmerica Center             note to your broker or
                                      financial advisor, or mail
                                      them to

    733 Third Avenue
    New York, New York 10017-3204.     Non-Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       c/o NFDS
                                       P.O. Box 419373
                                       Kansas City, Missouri
                                       64141-6373

                                       Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations, 3rd
                                       Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204

By wire
 ................................................................................

                                      Instruct your bank to wire
   Deliver your completed             the amount of your invest-
   application to your broker         ment to:
   or financial advisor or
   fax it to SunAmerica Fund
   Services, Inc. at 212-551-
   5585.

                                       State Street Bank & Trust
                                       Company
                                       Boston, MA
                                       ABA #0110-00028
   Obtain your account number          DDA # 99029712
   by referring to your
   statement or by calling
   your broker or financial
   advisor or
   Shareholder/Dealer Serv-
   ices at 1-800-858-8850,
   ext. 5125.

                                  Specify the Fund name, your
                                  share class, your Fund num-
                                  ber, account number and the
                                  name(s) in which the account
                                  is registered. Your bank may
                                  charge a fee to wire funds.
   Instruct your bank to wire
   the amount of your invest-
   ment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

--------------------------------------------------------------------------------

SELLING SHARES

How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

   Accounts of any type.              Call your broker or
   Sales of any amount.               financial advisor to place
                                      your order to sell shares.

By mail
 ................................................................................

   Accounts of any type.              Write a letter of
   Include all signatures and         instruction indicating the
   any additional documents           Fund name, your share
   that may be required (see          class, your account
   next page).                        number, the name(s) in
                                      which the account is
   Mail the materials to:             registered and the dollar
                                      value or number of shares
                                      you wish to sell.

                                      Sales of $100,000 or more
   SunAmerica Fund Services,          require the letter of
   Inc.                               instruction to have a
   Mutual Fund Operations, 3rd        signature guarantee.
   Floor                              A check will normally be
                                      mailed on the next
   The SunAmerica Center              business day to the
   733 Third Avenue                   name(s) and address in
   New York, New York 10017-          which the account is
   3204                               registered, or otherwise
                                      according to your letter
                                      of instruction.

By phone
 ................................................................................

   Most accounts.                     Call Shareholder/Dealer
   Sales of less than                 Services at 1-800-858-
   $100,000.                          8850, extension 5125
                                      between 8:30 a.m. and 7:00
                                      p.m. (Eastern time) on
                                      most business days. State
                                      the Fund name, the name of
                                      the person requesting the
                                      redemption, your share
                                      class, your account
                                      number, the name(s) in
                                      which the account is
                                      registered and the dollar
                                      value or number of shares
                                      you wish to sell.
                                      A check will be mailed to
                                      the name(s) and address in
                                      which the account is reg-
                                      istered, or to a different
                                      address indicated in a
                                      written authorization pre-
                                      viously provided to the
                                      Fund by the shareholder(s)
                                      on the account.
By wire
 ................................................................................

   Request by mail to sell            Proceeds will normally be
   any amount (accounts of            wired on the next business
   any type).                         day. A $15 fee will be
                                      deducted from your
   Request by phone to sell           account.
   less than $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------


Selling shares in writing. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

   your address of record has changed within the past 30 days you are selling shares worth $100,000 or more

   you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

   a broker or securities dealer

   a federal savings, cooperative or other type of bank

   a savings and loan or other thrift institution

   a credit union

   a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures ap-proved by the Trustees.

Buy and sell prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's clos-ing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is trans-mitted to the Fund before the Fund's close of business. The Fund and the Dis-tributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign ex-changes that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribu-tion in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption pro-ceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum in-vestment requirements. A Systematic Exchange Program is described under "Addi-tional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. A Fund may also refuse any exchange order.

--------------------------------------------------------------------------------

Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or ex-change certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.
Multi-party checks. The Fund may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Fund is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES
To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.
Dollar Cost Averaging lets you make regular investments from your bank account to the Fund or any other fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.
Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use:
   Make sure you have at least $5,000 worth of shares in your account.
   Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).
   Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same pay-ment schedule. Each withdrawal must be at least $50.
   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
   Make sure your dividends and capital gains are being reinvested.
You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.
Systematic Exchange Program may be used to exchange shares of a Fund periodi-cally for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:
   Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.
   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
   Specify the amount(s). Each exchange must be worth at least $50.
   Accounts must be registered identically; otherwise a signature guarantee will be required.
Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are re-deemed prior to death, coverage with respect to these shares will terminate. Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.
The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.
Anchor National is a SunAmerica company.
Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

     Shareholder Account Information
--------------------------------------------------------------------------------


Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Serv-ices, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

   after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from or automatic redemption to your bank account)

   after any changes of name or address of the registered owner(s)

   in all other circumstances, annually

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be rein-vested in any fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Ac-count Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment op-tions.

Taxability of dividends. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain divi-dends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify tax liability with your tax professional.

"Buying into a Dividend." You should note that if you purchase shares just be-fore a distribution, you will be taxed for that distribution like other share-holders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     More Information About the Funds
--------------------------------------------------------------------------------


    FUND INVESTMENT
      STRATEGIES

     Each Fund has
     its own
     investment
     goal and a
     strategy for
     pursuing it.
     The chart
     summarizes
     information
     about each
     Fund's
     investment
     approach.
     Following
     this chart is
     a glossary
     that further
     describes the
     investment
     and risk
     terminology
     that we use.
     Please review
     the glossary
     in
     conjunction
     with this
     chart.

                                    Blue Chip                   Growth
                                     Growth                 Opportunities
What is the Fund's           Capital appreciation       Capital appreciation
 investment goal?
--------------------------------------------------------------------------------------
What investment strategies   growth                     growth
does the Fund use to
implement its principal
investment strategies?
--------------------------------------------------------------------------------------
What are the Fund's          . active trading of        . active trading of stocks
principal investment           stocks of large-cap        of mid-cap companies that
techniques?                    companies that offer       offer the potential for
                               the potential for          capital appreciation
                               capital appreciation
--------------------------------------------------------------------------------------
What other types of          . Foreign securities       .Small-cap stocks
securities may the Fund                                 .Large-cap stocks
significantly invest?
--------------------------------------------------------------------------------------
In what type of securities   .short-term                . Short-term investments
may the Fund normally invest investments                  (up to 10%)
as part of efficient         (up to 10%)                  .Defensive investments
portfolio management or for  .Defensive instruments       .Options and futures
return enhancement purposes? .Foreign securities          .Special situations
                             .Options and futures
                             .Special situations
--------------------------------------------------------------------------------------
What risks normally may      .Stock market              . Stock market volatility
affect the Fund?             volatility                   .Securities selection
                             .Securities selection        .Small market capitalization
                             .Small market                . Technology company
                             capitalization               .Derivatives
                             .Foreign securities          .Hedging
                             .Derivatives
                             .Hedging
                             .Emerging markets

--------------------------------------------------------------------------------


                                           Growth and                  Balanced                  "Dogs" of
                New Century                  Income                     Assets                  Wall Street
          Capital appreciation      Capital appreciation and  Conservation of principal  Total return (including
                                    current income            and capital appreciation   capital appreciation and
                                                                                         current income)
-------------------------------------------------------------------------------------------------------------------
          growth                    growth and value          asset allocation and       growth and value
                                                              growth
-------------------------------------------------------------------------------------------------------------------
          . active trading of       .active trading of stocks .active trading of stocks  . employ a "buy and hold"
            stocks                  that                      that                       strategy with thirty high
            that offer the          pay dividends             offer the potential for    dividend yielding common
            potential               . active trading of       capital                    stocks selected annually
            for capital             stocks that               appreciation               from the Dow Jones
            appreciation without    offer the potential for   .purchase high-quality     Industrial Average and the
            regard to market        capital                   bonds                      broader market
            capitalization          appreciation
                                    .active trading of stocks
                                    that
                                    are believed to be
                                    undervalued
-------------------------------------------------------------------------------------------------------------------
          . None                    . Small-cap stocks        .Small-cap stocks          . None
                                      .Foreign securities     .Foreign securities
                                      .Investment grade fixed .Junk bonds (up to 15%)
                                      income securities
-------------------------------------------------------------------------------------------------------------------
          . Short-term investments  .Short-term investments   .Short-term investments    . Annual rebalancing
            (up to 10%)             (up to 10%)               (up to 10%)                . Cash flow management
          . Defensive investments   .Defensive instruments    .Defensive investments     . Short-term investments
          . Options and futures     .Options and futures      .Options and futures
          . Special situations      .Special situations       .Special situations
-------------------------------------------------------------------------------------------------------------------
          . Stock market            . Stock market volatility . Stock market volatility  . Stock market volatility
          volatility                . Securities selection    . Securities selection     . Disciplined strategy
          . Securities selection    . Small market            . Small market             . Non-diversification
          . Small market            capitalization            capitalization
            capitalization          . Foreign securities      . Foreign securities
          . Technology company      . Derivatives             . Derivatives
          . Derivatives             . Hedging                 . Hedging
          . Hedging                 . Interest rate           . Interest rate
                                    fluctuations              fluctuations
                                    . Credit quality          . Credit quality
                                    . Emerging markets        . Emerging markets

     More Information About the Funds
--------------------------------------------------------------------------------

        GLOSSARY

     Large-cap
     companies and
     Mid-cap com-
     panies gener-
     ally have a
     substantial
     record of op-
     erations
     (i.e., in
     business for
     at least five
     years) and
     are listed
     for trading
     on the New
     York Stock
     Exchange or
     another na-
     tional or in-
     ternational
     stock ex-
     change or, in
     some cases,
     are traded
     over the
     counter.
     Small-cap
     companies
     generally
     will be com-
     panies that
     have been in
     business for
     a shorter pe-
     riod of time.

     The two best-
     known debt
     rating agen-
     cies are
     Standard &
     Poor's Rating
     Services, a
     Division of
     The McGraw-
     Hill Compa-
     nies, Inc.
     and Moody's
     Investors
     Service, Inc.
     "Investment
     grade" refers
     to any secu-
     rity rated
     "BBB" or
     above by
     Standard &
     Poor's or
     "Baa" or
     above by
     Moody's.
INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible in-crease in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. During periods of increased market volatility, active trading may be more pronounced.

Asset allocation means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.

Large-cap companies are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $9.5 bil-lion or higher.

Mid-cap companies are those with markets caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.5 billion and 9.5 billion.

Small-cap companies are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.5 bil-lion or less.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in re-sponse to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securi-ties, such as European Depository Receipts (EDRs) and Global Depository Re-ceipts (GDRs).

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying asset.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

Annual rebalancing No later than January 15 of each year, the Adviser will rebalance the Fund's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding Decem-ber 31st. The Adviser will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selec-tion criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a spe-cial situation might include, among others, a new product or process, a techno-logical breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Invest-ments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the ex-pected attention.

--------------------------------------------------------------------------------


Cash flow management Because the "Dogs" of Wall Street Fund will be at all times fully invested in the stocks selected using the criteria described above, the Fund will use the following policies to manage cash that it receives from the sale of its shares. As the Fund's shares are sold during the year, new cash received by the Fund will first be used to the extent necessary to meet redemp-tion requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Fund. The Fund will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis. To the extent redemptions exceed available cash, the Fund will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's hold-ings on an interim basis.

RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securi-ties of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as the U.S. govern-ment. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and in-expensive ways of reducing risk, they are sometimes ineffective due to unex-pected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Technology companies: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scien-tific and technological developments and changes in governmental regulation and policies.

Emerging market: An emerging market country is one that the World Bank, the In-ternational Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indi-cates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Disciplined strategy: The "Dogs" of Wall Street Fund will not deviate from its passively managed strategy, which entails buying and holding thirty stocks se-lected through objective selection criteria (except to the extent necessary to comply with federal tax laws applicable to the Fund). The Fund will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Non-diversification: The "Dogs" of Wall Street Fund will hold only thirty stocks in its portfolio. This means that its performance can be affected more by a decline in the market price of one stock than would be the case if the Fund had a more diversified portfolio.

     Fund Management
--------------------------------------------------------------------------------



ADVISER. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of each Fund. In addition to managing the Funds, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, SunAmerica Style Select Series, Inc. Seasons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Stra-tegic Investment Series, Inc. and Brazos Mutual Funds. The Adviser managed, ad-vised or administered assets in excess of $27 billion as of December 31, 1999.

For the fiscal year ended September 30, 1999, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:

             Fund                          Fee
             ----                          ---

         SunAmerica Blue Chip Growth       0.75%

         SunAmerica Growth Opportunities   0.75%

         SunAmerica New Century            0.75%

         SunAmerica Growth and Income      0.75%

         SunAmerica Balanced Assets        0.75%
         SunAmerica "Dogs" of Wall Street  0.35%

The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds. Also, the Fixed Income Investment Team is responsible for the portfolio management of a portion of the Balanced Assets Fund and assists the portfolio management of each Fund. Together, the teams consist of sixteen portfolio managers, research analysts and traders. Francis D. Gannon has super-visory responsibility over the "Dogs" of Wall Street Fund. Mr. Gannon, a Senior Vice President, has been with the Adviser since 1993.

The Adviser's investment discipline is based on fundamental research of earn-ings, revenues and market opportunities. Investment decisions are based upon a company's underlying fundamentals and strategic position, in light of industry and market outlook. The Adviser makes buy and sell decisions consistent with the investment goals and strategies of each fund.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose repre-sentatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sport-ing events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensa-tion may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who re-ceive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing share-holder and transfer agency services to the Trust.

The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

YEAR 2000. The Fund's management has recognized the importance of the Year 2000 ("Y2K") Issue and since 1998 has designated it as a top priority to which man-agement has committed significant resources. The Fund made a successful transi-tion into the new millennium without any Y2K related problems. The Fund's man-agement will continue to monitor the Y2K Issue and although there can be no as-surances that the Fund or the companies in which the Fund invests will avoid being negatively impacted, we do not anticipate that the Fund will experience any material negative impact as a result of the Y2K Issue.

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that sig-nificantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850, extension 5125

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by writing the Public Reference Sec-tion of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                                        [LOGO OF SUN AMERICA
                                                            MUTUAL FUNDS]

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801